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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               February 20, 2003
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               (Date of Report: Date of earliest event reported)


                         IMMUNOTECHNOLOGY CORPORATION
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      (Exact name of registrant as specified in its charter)


         DELAWARE                    0-24641             84-1016435
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



                   1661 Lakeview Circle, Ogden, Utah  84403
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 399-3632
                                                    --------------

                              Not Applicable
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        (Former name or former address, if changed since last report)












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               ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Letter of Intent to Acquire Ultimate Security Systems Corporation
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On February 20, 2003, we executed a letter of intent to acquire 100% of the outstanding common stock of Ultimate Security Systems Corporation, a privately held Nevada corporation, for newly-issued shares of our capital stock. The terms of the letter of intent and the press release issued by the acquiree in connection with the proposed transaction have been attached as exhibits to this report and are incorporated herein by this reference.





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS
(c)  Exhibits.  The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                        Location
-------     ---------   -----------------                        --------
20.01         20        Press Release re: Letter of Intent       This Filing


20.02         20        Letter of Intent, dated Feb. 20, 2003    This Filing


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         IMMUNOTECHNOLOGY CORPORATION

Date: March 7, 2003                     /S/David Knudson, Secretary/Treasurer